Exhibit 10.5

June 16, 2004

Mr. John McLaughlin

Dear John:

The letter agreement between you and Monster Worldwide, Inc. dated September 24, 2002, as amended by the letter dated April 1, 2003 (collectively, the “Letter Agreement”), is hereby amended as follows:

1.  The references to “TMP Worldwide Inc.” in the Letter Agreement are each hereby amended to read “Monster Worldwide, Inc.”

2. The last sentence in Section 2 of the Letter Agreement is hereby deleted.

3. The reference to “period determined by subtracting from twelve months the number of months (or portion thereof) for which you receive payment of base salary from and after April 1, 2003” in Section 3 of the Letter Agreement is hereby amended to read “period of nine months.”

4. The Letter Agreement, as amended by this agreement, is hereby ratified and confirmed and remains in full force and effect.

Please sign below to indicate your agreement with the foregoing.

MONSTER WORLDWIDE, INC.

	By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: CEO

Accepted and Agreed:

/s/ John McLaughlin
John McLaughlin